Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos S&P 500® Structured Alt Protection ETF® – May

(the “Fund”)

Supplement dated May 1, 2025

to the Fund’s Prospectus dated December 2, 2024

Please note that this supplement dated May 1, 2025 supersedes the April 30, 2025 supplement in its entirety.

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

As described in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The Fund’s current Outcome Period ends on April 30, 2025. The next Outcome Period will begin on May 1, 2025 and end on April 30, 2026. The Fund’s Cap for the Outcome Period beginning on May 1, 2025 is set forth below.

7.00%

(6.31% after taking into account the Fund’s management fees)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s management fee, as described in the prospectus.

The Fund’s prospectus is amended to revise all references to the Cap to reflect the Cap for the initial Outcome Period, as set forth above.